SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 22, 2004
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                                   ITXC Corp.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

                   000-26739                 22-35-31960
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           (Commission File Number) (IRS Employer Identification No.)

         750 College Road East, Princeton, New Jersey             08540
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           (Address of principal executive offices)           (Zip Code)

                                 (609) 750-3333
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                         (Registrant's Telephone Number)

Item 5.     Other Events and Regulation FD Disclosure

The Company disseminated the attached press release on April 22, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ITXC CORP.

Date:  April 22, 2004              By:  /s/ Theodore M. Weitz
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                                   Name:  Theodore M. Weitz
                                   Title:  Vice President, General
                                           Counsel and Secretary

EXHIBIT INDEX

Exhibit 99.1            Press Release dated April 22, 2004